Exhibit 10.64

Cooperation Agreement

between

SINA.com and Shanghai Broadband Network Inc.

This agreement is made at Haidian District, Beijing by and between:

Party A: Beijing SINA Internet Information Service Co. Ltd.

Address: A1 Wanquanzhuang, Haidian District, Beijing

Zip Code: 100089

Party B: Shanghai Broadband Network Inc.

Address: Room 1212-1214, Tomson Commercial Building, 710 Dongfang Road, Pudong, Shanghai, China

Zip Code: 200122

Party A and Party B, on the basis of adhering to the principle of equality, mutual benefit and supplementary advantage, and after friendly consultations and negotiations, have agreed as follows in terms of the cooperation of relative information content.

1. Content cooperation

1.1 Party B agrees to treat Party A as exclusive network partner, that is to say, not to cooperate with Sohu, Netease and Tom.com in the same manner as specified in this agreement, and authorizes Party A to use the information content provided by Party B on "Sina.com" in the manner specified in this agreement, to the extent of all information on Fudan New English (http://www.ie21.com.cn) provided by Party B in the form of Email or CD-Rom.

1.2 In order to enhance the influence of Party B amongst the network media, Party A will utilize its most advantageous network resource to provide Party B with the promotion platform;

A. Party A will develop special topic for specific campaign, be responsible for providing Internet address and network space required by special topic, as well as the design and authoring of the web page for special topic, and be responsible for technical task and other underlying technical service related with the update of special topic;

B. Party A will place the link of special topic at home page of Sina.com Education Channel or other page (such as home page of News Channel) as needed by different campaign promotion;

C. Party A will place the promotion article of co-marketing campaign for Party B, and the material will be provided by Party B.

1.3 Party B must provide relative information to Party A in the form of Email or CD-Rom (no less than 10 body text pages each week). Email address of Party A used for receiving the information is: educn@staff.sina.com.cn..

1.4 Party A shall have the right to modify the title of article for the information provided by Party B, but the modified title should not go against original meaning of the article.'

1.5 When using the information provided by Party B, Party A must indicate that the information is provided by "Fudan New English", and must provide the text or LOGO link pointing to the web site of Party B.

1.6 Party B shall place the LOGO of Party A and the link pointing to the web site of Party B on home page of its web site.

1.7 Both Party A and Party B can cooperate comprehensively, and Party A will treat Party B as leading partner of Sina.com Education Channel:

A. Party B warranties Party A will act as exclusive network partner of both parties' campaign, and will provide the campaign materials, including the information related with the campaign such as the campaign introduction and campaign tidbits (containing the text, image, etc.)

B. Party A will issue the article timely to Party B which will be promoted on Sina.com Education Channel.

C. Party B shall place the LOGO of Sina.com Education Channel and the words indicating Sina.com Education as exclusive network partner of this campaign on the promotion media related with the cooperation campaign between both parties (including the newsletter, poster, media advertising, promotion program, placard, introduction and T-shirt). These materials should be confirmed by Party A, and one copy should be provided to Party A for the purpose of archiving.

D. Both parties should negotiate the details of specific campaign.

1.8 Party A shall have the right to select the information granted by Party B to publish on each site of Sina.com as needed, including but not limited to sina.com.cn, sina.com, sina.com.hk and sina.com.tw.

2. Trade secret

2.1 Either party shall keep the business secret, other confidential material and information of the other party known or accessed due to signing or performing this agreement in secret (Confidential information); unless agreed in writing by the other party, neither party shall disclose, give or transfer such confidential information to any third party.

2.2 Except for the purpose of the task specified in this agreement, neither party shall use or reproduce the trademark, logo, business information, technical or other material of the other party without advance consent.

3. Statement and warranty

3.1 Both parties declare, state and warrant the following:

A. It is independent legal person established by law and sustained validly;

B. It has the qualification to undertake the cooperation under this agreement, and this cooperation follows the regulation of the business scope;

C. Its representative has been authorized fully to sign this agreement;

D. It has the capability to perform the obligation under this agreement, and the obligation performance should not violate any binding law.

3.2 Party A warrants to use the information which Party B allows Party A to use in the manner provided in this agreement, and Party A shall not authorize any third party other than Sina.com to use such information without the consent from Party B.

3.3 Party B warrants:

A. Party B owns the copyright and other legal right of all information provided to Party A, and Party B may authorize Party A to use such information;

B. All information provided by Party B to Party A is true, accurate and legal, and will not infringe legal benefit of any third party;

C. Any dispute arisen due to the violation of the above warranty of Party B shall be resolved by Party B; and Party B shall compensate full amount to Party A for any loss caused to Party A.

3.4 The cooperation of both parties involves the cooperation of the information and joint marketing campaign. If the business benefit is involved by Party B such as the title sponsorship and it is reflected on the web site of Party A, both parties shall negotiate specific cooperation matters separately.

4. Breach of contract

4.1 Both parties shall exercise the right and perform the obligation appropriately in order to ensure this agreement is performed smoothly.

4.2 Either party shall undertake the responsibility of the breach of the contract for failing to performing the obligation in full; and shall compensate the other party for any direct and indirect loss caused.

5. Term and termination

5.1 This agreement shall go into effect from the date of signature and seal for two years, and this agreement will be extended for one year automatically if neither party notifies the other party to terminal this agreement within thirty (30) days before the expiration of this agreement.

5.2 Either party may terminal this agreement immediately by giving notice to the other party if the other party breaks the contract and the breaching party does not remedy the breach within 7 days after receiving the notification from the observant party informing the occurrence and existence of the breach of contract.

5.3 The termination in advance of this agreement shall not affect the rights and obligations of both parties occurred under this agreement before the termination.

5.4 Upon termination of this agreement, Party A can maintain the information provided by Party B which has been used on Sina.com web site.

6. Dispute resolution and applicable law

6.1 Both parties shall negotiate any dispute occurred in terms of this agreement or its performance in friendly manner; in case no settlement can be reached through the negotiation，either party may file a suit in people's court that has the jurisdiction.

6.2 The development, execution, interpretation and dispute resolution shall be governed by the laws of the People's Republic of China.

7. Other provisions

7.1 This agreement shall bind the successor and transferee of either party.

7.2 The failure to exercise the right under this agreement of either party shall not be considered as the waiver of this right, and shall not affect the exercise of this right in the future.

7.3 Should any provision of this agreement be held to be invalid or unenforceable in whole or in part by any reason, or violates any applicable law, the provision is considered deleted. But the remaining clauses and provisions shall nevertheless be and remain in full force and binding effect.

7.4 This agreement is made in two originals with the same legal force, of which each party holes one.

7.5 Any outstanding matter shall be settled separately through the negotiation between both parties.

Party A: Beijing SINA Internet Information

Party B: Shanghai Broadband Network Inc.